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                          FIRST SAVINGS BANCORP, INC.
              SECOND NONQUALIFIED STOCK OPTION PLAN FOR DIRECTORS

     THIS IS THE FIRST SAVINGS BANCORP, INC., SECOND NONQUALIFIED STOCK OPTION PLAN FOR DIRECTORS (the "Plan") of First Savings Bancorp, Inc., ("First Savings"), a bank holding company organized in 1995, under which options to purchase shares of common stock ("Common Stock") of First Savings may be granted from time to time to eligible directors of First Savings or any other corporation or other entity of which First Savings owns not less than fifty percent (50%) of any class of equity securities, directly or indirectly (a "Subsidiary" or the "Subsidiaries"), subject to the provisions set forth as follows:

     1.   PURPOSE. The purpose of this Plan is to provide a long range incentive
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for directors to remain in the management of First Savings or a Subsidiary, to perform at increasing levels of effectiveness and to acquire a permanent stake in First Savings with the interest and outlook of an owner. These objectives will be promoted through the granting to directors of options to acquire shares of Common Stock pursuant to the terms of this Plan.

     2.   ADMINISTRATION. The Plan shall be administered by the committee (the
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"Committee") of the Board of Directors of First Savings (the "Board") who are
"disinterested persons" under Rule 16b-3(c)(2)(i) of the Rules and Regulations under the Securities Act of 1934 (the "Exchange Act"). The Committee may designate any officers or employees of First Savings or any Subsidiary to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.

     Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted, the number of shares to be subject to each option, the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their services as a director for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

     3.   STOCK AVAILABLE FOR OPTIONS. The stock to be subject to options under
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the Plan shall be authorized but unissued shares of common stock of First
Savings or, in the discretion of the Board, issued shares which have been reacquired by First Savings. The total amount of stock for which options may be granted under the
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Plan is 20,000 shares of common stock issued by First Savings. Such number of shares is subject to any capital adjustments as provided in Section 12. In the event that an option granted under the Plan to any director expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of options under the Plan: however, if the expiration or termination date of an option is beyond the term of existence of the Plan as described in Section 16, then any shares covered by unexercised or terminated options shall not reactivate the existence of the Plan and therefore may not be available for the additional grants under the Plan.

     4.   ELIGIBILITY. Options shall be granted only to individuals who meet the
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following eligibility requirements:
          (a) Such individual must be a member of the Board of Directors of First Savings or one or more Subsidiaries.
          (b) Such individual must have such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment involved in the exercise of the options.
          (c) Such individual being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an option shall be granted under the Plan.

     If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership of First Savings or of a related corporation which is owned (directly or indirectly) by or for such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants shall be considered as owned by such individual.

     5.   INITIAL GRANTS. Subject to the provisions of this Plan, options shall
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be awarded to the directors, as set forth on Exhibit A. Such options shall be deemed granted as of the effective date of the execution by the optionee of a Stock Option Grant and Agreement in the form attached hereto as Exhibit B.

     6.   OPTION PRICE.
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          (a)  The option price of each option granted under the Plan shall be not less than one hundred percent (100%) of the market value of the Common Stock on the date of grant of the option. "Market value" shall be determined by the Committee by taking the average of the bid and ask price at which the stock was traded on the over-the-counter market on that date, assuming that the stock is publicly-held stock which was actively traded in an established market at the time the option was granted. In the event that the stock is not publicly traded at the time of the grant of the option, the "market value" shall be determined in good faith by the Committee after such consultation with legal, accounting and other experts as the Committee may deem advisable. The Committee shall maintain a written record of its method of determining such value.
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          (b)  The option price shall be payable to First Savings either (i) in cash or by check, bank draft or money order payable to the order of First Savings, or (ii) at the discretion of the Committee, through the delivery of shares of the common stock of First Savings owned by the optionee with a value equal to the option price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares shall be delivered until full payment has been made. The Committee may not approve a reduction of such option price, or the cancellation of any such options and the regranting thereof to the same optionee at a lower purchase price, at a time when the market value of the shares is lower than it was when such option was granted.

     7.   EXPIRATION OF OPTIONS.  The Committee shall determine the expiration
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date or dates of each option, but such expiration date shall be not later than ten (10) years after the date such option is granted.

     8.   TERMS AND CONDITIONS OF OPTIONS.
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          (a)  All options must be granted within ten (10) years of the
Effective Date of this Plan as defined in Section 16.

          (b) The grant of options shall be evidenced by a written instrument containing terms and conditions established by the Committee consistent with the provision of this Plan.

          (c) Not less than one hundred (100) shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

          (d) The Committee may grant an option or options and stipulate that a portion of such option expires or becomes exercisable at a stated interval or that portions of such option expire or become exercisable at several stated intervals.

          (e) An optionee shall have no rights as a shareholder with respect to any shares covered by his option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in Section 12 hereof.

     9.   EXERCISE OF OPTIONS.
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          (a)  In no event shall an option be deemed granted by First Savings or exercisable by a director prior to the mutual execution by First Savings and the director of an option agreement in a form substantially similar to Exhibit B hereto which shall comport with the requirements of Section 8(b) (the "Option Agreement"). All options granted pursuant to this Plan shall be exercisable for the first time on the effective date of the grant of the options, which shall be on the effective date of execution by the optionee
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of a Stock Option Grant and Agreement in the form attached hereto as Exhibit B.
The options shall expire on the expiration date set forth in the Option
Agreement executed by each such optionee.

     (b) No option may be exercised and no shares may be acquired under the Plan prior to the timely filing by both the optionee and First Savings of all appropriate documents that may be required by applicable federal and state securities laws and state corporate laws.

     10.  RESTRICTIONS ON TRANSFER.  An option granted under this Plan may not
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be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

     11.  CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK.
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          (a)  If the outstanding shares of Common Stock of First Savings are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of First Savings through recapitalization, reclassification, stock dividend, stock split, amendment to First Savings' Certificate of Incorporation, reverse stock split, or similar occurrence, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the options previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding options but with a corresponding adjustment in the price for each share or other unit of any security covered by the options.

          (b) To the extent that the foregoing adjustments relate to particular stock or securities of First Savings subject to option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

          (c) The grant of an option pursuant to this Plan shall not affect in any way the right or power of First Savings to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (d) No fractional shares of stock shall be issued under the Plan for any such adjustment.

     12.  INVESTMENT PURPOSE.  At the discretion of the Committee, any option
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agreement may provide that the optionee shall, by accepting the option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an option, the person entitled to exercise the same shall furnish evidence of such facts
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which is satisfactory to First Savings. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as First Savings and its counsel may deem necessary to ensure that the optionee is not an "underwriter" within the meaning of the regulations of the Securities Exchange Commission.

     13.  APPLICATION OF FUNDS.  The proceeds received by First Savings from the
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sale of common stock pursuant to options will be used for general corporate purposes.

     14.  NO OBLIGATION TO EXERCISE OPTION.  The granting of an option shall
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impose no obligation upon the optionee to exercise such option.

     15.  EFFECTIVE DATE OF PLAN.  The plan will become effective upon the
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approval by the First Savings' Board of Directors.

     16.  TERM OF PLAN.  Options may be granted pursuant to this Plan from time
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to time within ten (10) years from the effective date of the Plan.

     17.  TIME OF GRANTING OF OPTIONS.  Nothing contained in the Plan or in any
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resolution adopted or to be adopted by the Board or the shareholders of First
Savings and no action taken by the Board or Committee shall constitute the granting of any option hereunder. The granting of an option pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of First Savings at the direction of the Committee.

     18.  WITHHOLDING TAXES.  Whenever First Savings proposes or is required to
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issue or transfer shares of stock under the Plan. First Savings shall have the right to require the optionee to remit to First Savings an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, First Savings may issue or transfer such shares of stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock shall be valued on the date the withholding obligation is incurred.

     19.  TERMINATION AND AMENDMENT.  The Board may at any time alter, suspend,
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terminate or discontinue the Plan, but may not, without the consent of the holder of an option previously granted, make any alteration which would deprive the optionee of his or her rights with respect thereto.

     20.  CAPTIONS AND HEADINGS; GENDER AND NUMBER.  Captions and paragraph
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headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.


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     21.  EXPENSES OF ADMINISTRATION OF PLAN.  All costs and expenses incurred
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in the operation and administration of this Plan shall be borne by First Savings or by a Subsidiary. First Savings shall also indemnify, defend and hold each member of the Committee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Committee's powers and the discharge of the Committee's duties hereunder.

     22.  GOVERNING LAW.  Without regard to the principles of conflicts of laws,
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the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     23.  INSPECTION OF PLAN.  A copy of this Plan, and any amendments thereto,
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shall be maintained by the Secretary of First Savings and shall be shown to any proper person making inquiry about it.

     24.  OTHER PROVISIONS.  The option agreements authorized under this Plan
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shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of the option, as the Committee may deem advisable.